PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT (the “Agreement”), dated August 19, 2013, is made by and between Jameson Stanford Resources, Corp., a Nevada corporation, inclusive of its wholly-owned subsidiary, Bolcán Mining Corporation, a Nevada corporation, (the “Debtor”), and Joseph Marchal, an individual (the “Secured Party”) (together referred to as the “Parties”).

WHEREAS, Jameson Stanford Resources, Corp. is conducting a private offering of up to $1,500,000 of Convertible Redeemable Promissory Notes (the “Notes”) to Joseph Marchal, together with other investors who may purchase such Notes;

WHEREAS, Debtor executed and delivered a certain Convertible Redeemable Promissory Note of even date herewith payable to the order of the Secured Party with an original principal amount of Five Hundred Thousand Dollars ($500,000) (the “Note”);

WHEREAS, Debtor has agreed to execute and deliver this Pledge and Security Agreement to guaranty all of the obligations of the Debtor under the Notes and this Agreement (the “Guaranty”).

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be bound, do hereby agree as follows:

1.	Grant of Security Interest and Collateral Assignment. As collateral security for the due and punctual payment and performance of the Secured Obligations, as defined in Section 2 (Secured Obligations) the Debtor hereby grants to the Secured Party, with full power and authority to exercise all rights and powers granted by the Debtor hereunder, a lien upon, and a security interest, in and to, and hereby collaterally assigns to the Secured Party, the following assets (the “Collateral”):

All of the Debtor’s right, title and interest, in any capacity, now or hereafter acquired, in and to, the Company’s Star Mountain Mining District, Chopar Mining Property, Beaver County, Utah (as described in the attached Exhibit A — Mining Property & Legal Descriptions), together with all mineral ownership, mining rights, and proceeds of and distributions in respect of any of the foregoing.

2.	Secured Obligations. The debts, obligations and liabilities secured hereby (the “Secured Obligations”) are the following: (i) any and all other obligations of the Debtor to the Secured Party under the Notes and Guaranty, and any and all other obligations to or agreements with the Secured Party; and (ii) the full amount of any indemnity arising under Section 3 (No Secured Party Liability re: Company; Indemnification); and (iii) any and all other obligations of Debtor hereunder.

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3.	No Secured Party Liability re Company; Indemnification. This pledge and security interest is for Collateral purposes only, and the Secured Party shall not, either by virtue hereof, or by the retention of distributions to which the Debtor would otherwise be entitled, or by virtue of its receipt of distributions from the Company, or by the exercise of any of its rights hereunder, be deemed to be a partner or principal of the Company or to have any liability for the debts, obligations or liabilities of the Company, the Debtor or any other participant in the Company or to have any obligation to make capital contributions to the Company. The Debtor shall indemnify and hold harmless the Secured Party in its capacity as Secured Party from and against any and all liability, loss or damage which it may suffer or incur and which arises out of or results from:

(a) The Company’s organizational documents or any agreement to which the Company may be a party (a “Company Agreement”), including, without limitation, the Debtor being named as a general or limited partner therein or acting in such capacity pursuant to the terms thereof;

(b) This Agreement or the Secured Party’s receipt of distributions or the lawful exercise of any rights of the Secured Party hereunder; and

(c) Any claimed or any alleged obligation, liability or duty on the part of the Secured Party to perform or discharge any of the terms, covenants or provisions of any Company Agreement; together, in each instance, with all costs and expenses (including, without limitation, court costs and reasonable attorneys’ fees) paid or incurred in connection therewith. Notwithstanding the foregoing, the Debtor shall not be obligated to indemnify the Secured Party hereunder for any liability, loss or damage which the Secured Party may suffer or incur as a result of gross negligence or willful misconduct by the Secured Party. The Debtor shall reimburse the Secured Party upon demand for the full amount of any indemnity to which the Secured Party may be entitled hereunder, and the full amount of the Debtor’s indemnity obligation shall be considered to be a Secured Obligation and shall be secured hereby.

4.	Certificates. If at any time any of the Collateral shall be represented by one or more certificates or any documents which are instruments as defined in the Uniform Commercial Code, as amended from time to time (the “UCC”), then the Debtor shall promptly deliver the same to the Secured Party, accompanied by transfer powers endorsed in blank representing such certificates or documents, duly executed, with signatures guaranteed and proper evidence of due authority to deliver such instruments and endorse such powers.

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5.	Representations, Warranties and Covenants. The Debtor represents and warrants to, and covenants with, the Secured Party that:

5.1 No Certificates. The Collateral is not represented or evidenced by any form of certificate or other document which is an instrument (as defined in the UCC); and to the extent so certificated, the Debtor shall comply with the provisions of Section 4 (Certificates).

5.2 No Liens. The Collateral is not subject to any restriction which would prohibit or restrict the granting of a security interest in and collateral assignment of the Interest pursuant hereto, or any restriction which would prohibit or restrict the sale or other disposition of the Collateral upon default hereunder.

5.3 Authority. The Debtor has all power, statutory and otherwise, to execute and deliver this Agreement, to perform its obligations hereunder and to subject the Collateral to the security interest created hereby, all of which has been duly authorized by all necessary action. The execution and delivery of this Agreement, and the performance of this Agreement and the enforcement of the security interest granted hereby, will not result in any violation of or be in conflict with or constitute a default under any term of any agreement or instrument, or any judgment, decree, order, law, statute, rule or governmental regulation applicable to the Debtor or the collateral, or result in the creation of any mortgage, lien, charge or encumbrance upon the Collateral or any other of the properties or assets of the Debtor (except pursuant hereto).

5.4 Ownership. The Debtor is the sole record and beneficial owner of the Collateral, and neither the Collateral nor the proceeds thereof are subject to any pledge, lien, security interest, charge or encumbrance except the lien created pursuant to this Agreement. The Debtor will defend the Collateral against all claims and demands on all persons at any time claiming any interest therein. Other than the financing statements filed pursuant to this Agreement, no currently effective financing statement covering the Collateral is on file in any public office where such financing statements are required or permitted to be filed pursuant to the UCC.

5.5 Consent of Secured Party. The Debtor shall not enter into any amendment to any Company Agreement without the prior written consent of the Secured Party (which consent the Secured Party may give or withhold in its sole discretion), but which consent shall be deemed to be given if it is not denied within thirty (30) days after Debtor gives notice, pursuant to the provisions of Section 11 (Notices), to the Secured Party and its attorney.

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5.6 No Assignment. The Debtor shall not (i) sell, assign, pledge, encumber, grant a security interest in or otherwise transfer or dispose of, or create or suffer to be created any lien, security interest or encumbrance on, any of the Collateral without the prior written consent of the Secured Party (which consent the Secured Party may give or withhold in its sole discretion). The Debtor shall give the Secured Party prompt and detailed notice (i) of any lien, security interest, encumbrance or claim made or asserted against any of the Collateral, (ii) of any distribution of cash or other property by the Company, whether in complete or partial liquidation or otherwise, and of any other material change in the composition of the Collateral, and (iii) of the occurrence of any other event which could have a material adverse effect on the aggregate value of the Collateral or on the security interest created hereunder.

5.7 Principal Address of Debtor. The Debtor’s principal place of business is 10785 West Twain Ave., Suite 200, Las Vegas, NV 89135 and the office in which the records concerning the Collateral are kept is located at such address. The Debtor will not locate Debtor’s principal place of business or residence, as the case may be, at another address, and will not remove the Debtor’s records relating to the Collateral to another location without (i) giving the Secured Party thirty (30) days prior written notice thereof, and (ii) in connection with any such changes, executing and delivering, or causing to be executed and delivered, to the Secured Party all such additional security agreements, financing statements and other documents as the Secured Party shall reasonably require due to any such change.

5.8 Name Changes. The Debtor will not change his name without (i) giving the Secured Party thirty (30) days prior written notice thereof and (ii) in connection with any such change, executing and delivering, or causing to be executed and delivered, to the Secured Party all such additional security agreements, financing statements and other documents as the Secured Party shall reasonably require.

5.9 Distributions. The Debtor has agreed that all distributions on account of the Interest are to be paid directly to the Secured Party and Debtor shall obtain all consents from the Company to such, except that as long as no default or Event of Default exists hereunder or any document or instrument creating the Secured Obligations or standing as security therefor, the Debtor may retain such distributions.

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6.	Events of Default.

6.1 Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (an “Event of Default”) under this Agreement: (i) should any representation or warranty made by or on behalf of the Debtor in this Agreement or in any document related hereto be, or become, materially inaccurate (except to the extent rendered inaccurate by the mere passage of time or by reason of actions taken by the Debtor with the prior written consent of the Secured Party or expressly permitted hereby); or (ii) Should the Debtor default in the due performance or observance of any term, covenant or agreement on his part to be performed or observed pursuant to this Agreement, pursuant to any document or instrument creating the Secured Obligations or standing as security therefor, or pursuant to any other agreement with the Secured Party, as the case may be.

6.2 Remedies. If an Event of Default shall occur hereunder: (i) the Secured Party may take possession of the Collateral and may exclude the Debtor, and all persons claiming by, through or under the Debtor, from possession thereof, and may assign the Collateral to a nominee or a third party (it being understood that, in connection therewith, the Secured Party or any third party assignee or nominee of the Secured Party shall have the right to exercise, in the name of the Debtor, Debtor’s rights and powers as a principal including “Manager” of any LLC, if applicable, of the Company); and (ii) the Secured Party shall have all rights and remedies of a secured party available under the UCC and any other rights and remedies available under this Security Agreement or at law or in equity.

6.3 Substitute Principal. In the event of the taking of possession of the Collateral, the Secured Party or any third party assignee or nominee of the Secured Party, may, in addition to (but in no way limiting) the foregoing remedies, become a substitute principal in the Company (including, but not limited to, a partner in any partnership, a member and/or manager in any LLC or LLP, and a stockholder of any corporation).

6.4 Disposition of Collateral. More specifically, but in no way in limitation of the rights and remedies of the Secured Party, the Secured Party may, upon ten (10) days’ notice (which notice shall be deemed to satisfy any requirement of reasonable notification) to the Debtor of the time, place and circumstances of sale, and without liability for any diminution in price which may have occurred, sell or otherwise dispose of all or any part of the Collateral. Such sale or other disposition may be by public or private proceedings and may be made by way of one or more contracts, as a unit or in portions, at such time and place, by such method, and in such manner and on such terms, as the Secured Party may determine. At any public sale, the Secured Party shall be free to purchase all or any part of the Collateral. The Debtor recognizes that the fact that the Interest is not registered under the Securities Act of 1933 and is unlikely to be registered in the future may necessitate a private sale which is likely to result in a lower price than would a public sale, and hereby consents to such a private sale and agrees that the same is commercially reasonable.

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6.5 Proceeds of Disposition. The proceeds of any sale or other disposition of or collection of or other realization upon all or any part of the Collateral (together with any cash held as Collateral hereunder), shall be applied in the following order of priority: First, to pay the costs and expenses of collection, custody, sale or other disposition or delivery (including, without limitation, reasonable legal costs and attorneys’ fees) and all other charges incurred by the Secured Party with respect to the Collateral; Second, to the payment of the Secured Obligations in such order as the Secured Party may, in its sole discretion, determine; and third, to pay any surplus to the Debtor or to any person or party lawfully entitled thereto, or as a court of competent jurisdiction may direct.

6.6 Sufficient Discharge. The receipt given by the Secured Party for the purchase money paid at any sale shall be a sufficient discharge therefor to any purchaser of all or any part of the Collateral sold. No such purchaser, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof, or in any manner be answerable for any loss, misapplication or non-application of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

7.	Attorney-in-Fact. The Secured Party is hereby appointed the attorney-in-fact, with full power of substitution, of the Debtor for the purpose of carrying out the provisions hereof and taking any action and executing any instruments, including, without limitation, financing or continuation statements, conveyances, assignments and transfers which are required to be taken or executed by the Debtor, and including any documents required to be signed by the Debtor to designate the Secured Party or its nominee or third party assignee, or the purchaser of all or part of the Collateral, as a substitute principal in the Company in the event of foreclosure, which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is coupled with an interest and is irrevocable. The Debtor shall indemnify and hold harmless the Secured Party from and against any liability or damage which it may incur in the exercise and performance, in good faith, of any of its powers and duties specifically set forth herein, but not for any liability or damage incurred on account of the gross negligence or willful misconduct of the Secured Party.

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8.	Waivers. To the extent permitted by law, the Debtor hereby waives any right he may have under applicable law, to notice or to a judicial hearing prior to the exercise of any right or remedy provided hereby to the Secured Party and waives the Debtor’s rights, if any, to set aside or invalidate any sale duly consummated in accordance with the provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing. The Debtor’s waivers under this Section 8 (Waivers) have been made voluntarily, intelligently and knowingly, and after the Debtor has been apprised and counseled by the Debtor’s attorneys as to the nature thereof and the Debtor’s possible alternative rights. No delay or omission on the part of the Secured Party in exercising any right hereunder shall operate as a waiver of such right or of any right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any such future occasion. No course of dealing between the Debtor and the Secured Party nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Notwithstanding the immediately preceding provisions of this Section 8 (Waivers) in the event that other sections of this Agreement specifically grant the right of notice to the Debtor, the Debtor shall enjoy such specific rights, and the provisions of such other sections shall supersede the foregoing provisions of this Section 8 (Waivers).

9.	Termination; Assignments. This Agreement and the security interest in and lien on the collateral created hereby shall terminate when all of the Secured Obligations have been paid in full. In the event of a sale or assignment (including without limitation a collateral assignment) by the Secured Party of all or any part of the Secured Obligations held by it, the Secured Party shall be deemed to have assigned or transferred its rights and interests under this Agreement, to the extent of such sale or assignment, to purchaser or purchasers of such Secured Obligations, whereupon such purchaser or purchasers shall become vested with the powers and rights so assigned by the Secured Party hereunder and the Secured Party shall, to that extent, thereafter be released and discharged from any liability or responsibility hereunder, with respect to the rights and interest so assigned, but if and to the extent that the Secured Party retains any interest in the Collateral, the Secured Party will continue to have the rights and powers set forth herein with respect thereto.

10.	Governmental Approvals, Etc. Upon the exercise by the Secured Party of any power, right, privilege or remedy pursuant to this Agreement which requires any consent, approval, registration, qualification or authorization of any governmental authority or instrumentality, the Debtor shall execute and deliver, or will cause the execution and deliver of, all applications, certificates, instruments and other documents and papers that the Secured Party may require therefor.

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11.	Notices. All notices, requests, demands, consents, approvals or other communications to or upon the respective parties hereto shall be in writing and delivered in hand or mailed by certified or registered mail, return receipt requested, and shall conclusively be deemed to have been received and shall be effective on the day on which delivered in writing to the party to which such notice, request, demand, consent, approval or other communication is required or permitted to be given or made under this Agreement (or, in the event of refusal of delivery, when refused) addressed in the case of the Secured Party, to:

If to Secured Party
Joseph Marchal
c/o International Sports Center
484 W. Soledad Avenue
Hagatna, Guam 96910

If to Debtor
Jameson Stanford Resources
Attn: Robbie Chidester
10785 West Twain Ave., Suite 200
Las Vegas, NV 89135

or at such other address as either party may hereafter specify in writing to the other party. A notice given in accordance with this Section 11 is herein called a “Notice”.

12. Miscellaneous.

12.1 Governing Law. This Agreement and any other instruments executed and delivered to evidence, complete, or perfect the transactions contemplated hereby, will be interpreted, construed, applied and enforced in accordance with the laws of the State of Nevada applicable to contracts to be performed entirely within the State of Nevada, regardless of (i) where any such instrument is executed or delivered; or (ii) where any payment or other performance required by any such instrument is made or required to be made; or (iii) where any breach of any provision of any such instrument occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than the State of Nevada; or (vii) any combination of the foregoing. Notwithstanding the foregoing, the laws of the jurisdiction where any of the Collateral is situated or otherwise has a situs will apply to the perfection, disposition, and realization upon such Collateral.

 12.2 Jurisdiction. To the full extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located in the State of Nevada as is provided by law; and the parties consent to the jurisdiction of said court or courts located in the State of Nevada and to service of process by registered mail, return receipt requested, or by any other manner provided by law. To the extent that jurisdiction in the State of Utah may be required, necessary or convenient to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement, the Parties further consent to the jurisdiction of said court or courts located in the State of Utah.

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12.3 Injunctive Relief. The Debtor agrees that the Debtor’s obligations and the rights of the Secured Party hereunder and under the Secured Obligation may be enforced by specific performance hereof and thereof and temporary, preliminary and/or final injunctive relief relating hereto and thereto, without necessity for proof by the Secured Party that the Secured Party would otherwise suffer irreparable harm, and the Debtor hereby consents to the issuance of such specific injunctive relief.

12.4 Secured Party Liability. The Secured Party shall be under no duty or liability with respect to the Collateral other than to use reasonable care in the custody of any certificate representing the Collateral while in its possession, and shall not be liable for any failure to take action necessary to preserve rights against prior parties on any instrument constituting Collateral. The Debtor agrees that in dealing with the Secured Party, the Debtor shall look solely to the assets and property of the Secured Party, in that no trustee, beneficiary, officer, director or agent of the Secured Party assumes any personal liability for the obligations of the Secured Party.

12.5 Cumulative Remedies. The rights and remedies of the Secured Party herein provided or provided under any other agreement or instrument, or otherwise available, are cumulative, and are in addition to and not exclusive of or in limitation of any rights and remedies provided by law, including, without limitation, the rights and remedies of secured party under the UCC.

12.6 Attorneys’ Fees. All costs and expenses, including without limitation, legal costs and reasonable attorneys’ fees, incurred by the Secured Party in enforcing this Agreement shall be chargeable to and secured by the Collateral hereunder.

12.7 Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of the Secured Obligations and all other amounts payable under the Note and Guaranty. All rights of the Secured Party hereunder shall inure to the benefit of its successors and assigns, and this Security Agreement shall bind the Debtor’s heirs, legal representatives, successors and assigns.

12.8 Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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12.9 Separability. If any provision hereof shall be invalid or unenforceable in any respect or in any jurisdiction, the remaining provisions hereof shall remain in full force and effect and shall be enforceable to the maximum extent permitted by law.

12.10 No Consent. No consent, approval or waiver hereunder or pursuant hereto shall be binding unless in writing.

12.11 Section Headings. The section headings provided in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement.

12.2 Amendments. No amendment or waiver of any provision of this Agreement, and no consent to any departure of the Debtor herefrom, shall in any event be effective, unless the same shall be in writing and signed by the parties.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and effective on the day and year first written above.

ASSIGNOR:

Jameson Stanford Resources Corporation

/s/ Michael Stanford
By: Michael Stanford
Its: President & Chief Executive Officer

SECURED PARTY:

/s/ Joseph Marchal
By: Joseph Marchal

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Exhibit A

Mining Property & Legal Descriptions

A. Mineral Lease No. ML 52134 between School and Institutional Trust Lands Administration and Bolcán Mining Corporation dated May 1, 2012.

B. Mining Claims

The mining claims identified in the Notice of Location filed by Bolcán Mining Corp. as locator with the U.S. Bureau of Land Management as set forth below:

Serial Number	Date Assigned	Proprietor	Entry User	Requested User	Claim Name

UMC417500	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 1

UMC417501	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 2

UMC417502	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 3

UMC417503	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 4

UMC417504	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 5

UMC417505	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 6

UMC417506	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 7

UMC417507	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 8

UMC417508	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 9

UMC417509	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 10

UMC417510	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 11

UMC417511	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 12

UMC417512	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 13

UMC417513	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 14

UMC417514	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 15

UMC417515	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 16

UMC417516	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 17

UMC417517	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 18

UMC417518	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 19

UMC417519	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 20

A-1

Serial Number	Date Assigned	Proprietor	Entry User	Requested User	Claim Name

UMC417520	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 21

UMC417521	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 22

UMC417522	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 23

UMC417523	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 24

UMC417524	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 25

UMC417525	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 26

UMC417526	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 27

UMC417527	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 28

UMC417528	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 29

UMC417529	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 30

UMC417530	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 31

UMC417531	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 32

UMC417532	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 33

UMC417533	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 34

UMC417534	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 35

UMC417535	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 36

UMC417536	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 37

UMC417537	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 38

UMC417538	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 39

UMC417539	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 40

UMC417540	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 41

UMC417541	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 42

UMC417542	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 43

UMC417543	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 44

A-2

Serial Number	Date Assigned	Proprietor	Entry User	Requested User	Claim Name

UMC417544	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 45

UMC417545	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 46

UMC417546	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 47

UMC417547	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 48

UMC417548	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 49

UMC417549	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 50

UMC417550	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 51

UMC417551	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 52

UMC417552	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 53

UMC417553	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 54

UMC417554	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 55

UMC417555	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 56

UMC417556	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 57

UMC417557	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 58

UMC417558	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 59

UMC417559	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 60

UMC417560	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 61

UMC417561	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 62

UMC417562	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 63

UMC417563	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 64

UMC417564	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 65

UMC417565	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 66

UMC417566	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 67

UMC417567	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 68

A-3

Serial Number	Date Assigned	Proprietor	Entry User	Requested User	Claim Name

UMC417568	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 69

UMC417569	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 70

UMC417570	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 71

UMC417571	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 72

UMC417572	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 73

UMC417573	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 74

UMC417574	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 75

UMC417575	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 76

UMC417576	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 77

UMC417577	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 78

UMC417578	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 79

UMC417579	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 80

UMC417580	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 81

UMC417581	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 82

UMC417582	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 83

UMC417583	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 84

UMC417584	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 85

UMC417585	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 86

UMC417586	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 87

UMC417587	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 88

UMC417588	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 89

UMC417589	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 90

UMC417590	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 91

UMC417591	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 92

A-4

Serial Number	Date Assigned	Proprietor	Entry User	Requested User	Claim Name

UMC417592	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 93

UMC417593	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 94

UMC417594	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 95

UMC417595	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 96

UMC417596	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 97

UMC417597	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 98

UMC417598	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 99

UMC417599	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 100

UMC417600	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 101

UMC417601	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 102

UMC417602	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 103

UMC417603	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 104

UMC417604	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 105

UMC417605	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 106

UMC417606	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 107

UMC417607	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 108

UMC417608	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 109

UMC417609	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 110

UMC417610	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 111

UMC417611	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 112

UMC417612	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 113

UMC417613	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 114

UMC417614	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 115

UMC417615	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 116

A-5

Serial Number	Date Assigned	Proprietor	Entry User	Requested User	Claim Name

UMC417616	4/23/2012	BOLCAN MINING CORP	CMOUNTAI	CMOUNTAI	CHOPAR 117

A-6